                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated November 19, 1998, for the nine months ended September 30, 1998, and for the period from inception (April 22, 1997) through December 31, 1997, and to all references to our Firm included in this Registration Statement on Form S-1.




                                             ARTHUR ANDERSEN LLP

Dallas, Texas

January 21, 1999